FEDERATED STOCK AND BOND FUND, INC.

Class A Shares
Class B Shares
Class C Shares

Supplement to Prospectus and Statement of Additional Information dated December 31, 1998

At the March 26, 1999 shareholder meeting, shareholders approved the following changes:

1.      Elected nine Directors.

2. Ratified the selection of the Fund's independent auditors.

3. Made changes to the Fund's fundamental investment policies:

    (a) Amended the Fund's fundamental investment policy on diversification of its investments to read as follows:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer."

    (b) Amended the Fund's fundamental investment policy regarding borrowing to read as follows:

        "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

    (c) Made non-fundamental the Fund's policy prohibiting investment in securities to exercise control of an issuer. As an operating policy, the Fund will not invest in an issuer for the purpose of exercising control.

    (d) Amended the Fund's fundamental investment policy regarding commodities, commodities contracts, or real estate to read as follows:

        "The Fund will not invest in commodities, commodity contracts, or real estate, provided, that the Fund may acquire securities of real estate investment trusts, and marketable securities of companies which may represent indirect interests in real estate, and any investment security which derives its value from real estate."

4. Removed the Fund's fundamental investment policy that prohibited it from selling a security unless it is owned by the Fund.

                                                                  March 26, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 313911109
Cusip 313911208
Cusip 313911307
G02537-03 (3/99)